Shareowner Services™ P.O. Box 64945 St. Paul, MN 55164-0945
COMPANY #

LEE ENTERPRISES, INCORPORATED
ANNUAL MEETING OF STOCKHOLDERS March 21, 2012 9:00 a.m. (CDT)
Lee Enterprises Corporate Offices Fourth Floor 201 N. Harrison St. Davenport, IA 52801

Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to be Held on March 21, 2012.

Notice is hereby given that the Annual Meeting of Stockholders of Lee Enterprises, Incorporated will be held at 201 N. Harrison St., Fourth Floor on March 21, 2012 at 9:00 a.m. (CDT).

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the Annual Meeting are available on the Internet. Instructions on how to attend the Lee Enterprises, Incorporated 2012 Annual Meeting are available in the Proxy Statement which can be viewed at www.ematerials.com/lee.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. Your vote is important.

The Proxy Statement and 2011 Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, are available at www.ematerials.com/lee.

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side of this notice on or before March 9, 2012 to facilitate timely delivery.

Only stockholders who owned stock at the close of business on the record date, January 23, 2012, may vote at the Annual Meeting or any adjournment or postponement of the Annual Meeting that may take place. You may choose to attend the Annual Meeting and vote in person at the meeting. You will be given a ballot when you arrive.

Matters intended to be acted upon at the meeting are listed below.

The Board of Directors Recommends a Vote FOR Items 1, 2 and 3.

1.	To elect four Directors for terms of three years
	01 Brent Magid	02 William E. Mayer	03 Gregory P. Schermer	04 Mark B. Vittert
2.	To ratify the selection of KPMG LLP as the Company's independent registered public accounting firm
3.	To grant the Board of Directors the discretionary authority to effect a reverse stock split
4.	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof

THIS IS NOT A FORM FOR VOTING
You may immediately vote your proxy on the Internet at:

www.eproxy.com/lee
•	Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CDT) on March 20, 2012.
•	Please have this Notice and the last four digits of your Social Security Number or Tax Identification Number available. Follow the instructions to vote your proxy.
Your Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Vote By Mail: You can vote by mail by calling in to request a paper copy of the materials, which will include a voting instruction form.
106373

To request paper copies of the proxy materials, which include the proxy card, proxy statement and Annual Report on Form 10-K, please contact us via:
Internet - Access the Internet and go to www.ematerials.com/lee . Follow the instructions to log in, and order copies.

Telephone - Call us free of charge at 866-697-9377 in the U.S. or Canada, using a touch-tone phone, and follow the instructions to log in and order copies.

Email - Send us and email at ep@ematerials.com with “Lee Materials Request” in the subject line.
The email must include:

•	The 3-digit company # and the 11-digit control # located in the box in the upper right hand corner on the front of this notice.

•	Your preference to receive printed materials via mail -or- to receive an email with links to the electronic materials.

•	If you choose email delivery you must include the email address.

•	If you would like this election to apply to delivery of material for all future meetings, write the word “Permanent” and include the last 4 digits of your Tax ID number in the email.